Exhibit 99.4

CHART CRYOBIOLOGICAL STORAGE

(A Component of the Distribution & Storage Western Hemisphere Segment of Chart Industries, Inc.)

Unaudited Condensed Combined Financial Statements as of September 30, 2020 and December 31, 2019 and the Nine Months Ended September 30, 2020 and 2019

CHART CRYOBIOLOGICAL STORAGE

(A Component of the Distribution & Storage Western Hemisphere Segment of Chart Industries, Inc.)

CHART CRYOBIOLOGICAL STORAGE

(A Component of the Distribution & Storage Western Hemisphere Segment of Chart Industries, Inc.)

CONDENSED COMBINED BALANCE SHEETS (UNAUDITED)

(Dollars in thousands)

	September 30, 2020	December 31, 2019
ASSETS
Current Assets
Cash and cash equivalents	$4,234	$4,032
Accounts receivable, less allowances of $92 and $209, respectively	8,931	11,394
Inventories, net	11,639	9,173
Prepaid expenses	296	386
Other current assets	349	767
Total Current Assets	25,449	25,752
Property, plant, and equipment, net	6,298	6,822
Goodwill	15,405	15,405
Identifiable intangible assets, net	6,713	6,709
Other assets	793	794
TOTAL ASSETS	$54,658	$55,482

LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$3,197	$4,247
Customer advances	286	77
Accrued salaries, wages, and benefits	1,239	1,529
Current portion of warranty reserve	146	161
Other current liabilities	131	52
Total Current Liabilities	4,999	6,066
Long-term deferred tax liabilities	1,149	1,150
Warranty reserve, non-current	64	64
Other long-term liabilities	6	56
Total Liabilities	6,218	7,336

Equity
Chart invested equity	48,440	48,146
Total Equity	48,440	48,146
TOTAL LIABILITIES AND EQUITY	$54,658	$55,482

See accompanying notes to these unaudited condensed combined financial statements.

CHART CRYOBIOLOGICAL STORAGE

(A Component of the Distribution & Storage Western Hemisphere Segment of Chart Industries, Inc.)

CONDENSED COMBINED STATEMENTS OF INCOME (UNAUDITED)

(Dollars in thousands)

	Nine Months Ended September 30,
	2020	2019
Sales	$59,529	$62,589
Cost of sales	31,472	33,604
Gross profit	28,057	28,985
Selling, general, and administrative expenses	4,286	5,579
Amortization expense	14	16
Operating expenses	4,300	5,595
Operating income	23,757	23,390
Other (income) expense	(91)	318
Income before income taxes	23,848	23,072
Income tax expense	5,003	4,046
Net income	$18,845	$19,026

See accompanying notes to these unaudited condensed combined financial statements.

CHART CRYOBIOLOGICAL STORAGE

(A Component of the Distribution & Storage Western Hemisphere Segment of Chart Industries, Inc.)

CONDENSED COMBINED STATEMENTS OF COMPREHENSIVE INCOME (UNAUDITED)

(Dollars in thousands)

	Nine Months Ended September 30,
	2020	2019
Net income	$18,845	$19,026
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments	582	(525)
Comprehensive income	$19,427	$18,501

See accompanying notes to these unaudited condensed combined financial statements.

CHART CRYOBIOLOGICAL STORAGE

(A Component of the Distribution & Storage Western Hemisphere Segment of Chart Industries, Inc.)

CONDENSED COMBINED STATEMENTS OF CASH FLOWS (UNAUDITED)

(Dollars in thousands)

	Nine Months Ended September 30,
	2020	2019
OPERATING ACTIVITIES
Net income	$18,845	$19,026
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	769	846
Employee share-based compensation expense	207	231
Unrealized foreign currency transaction loss (gain)	28	(17)
Other non-cash operating activities	(183)	(105)
Changes in assets and liabilities:
Accounts receivable	2,552	1,163
Inventories	(2,417)	1,067
Other assets	507	(12,259)
Accounts payable and other liabilities	(1,183)	(617)
Customer advances	210	(41)
Net Cash Provided By Operating Activities	19,335	9,294
INVESTING ACTIVITIES
Capital expenditures	(375)	(707)
Net Cash Used In Investing Activities	(375)	(707)
FINANCING ACTIVITIES
Net changes in Chart invested equity	(18,758)	(5,259)
Net Cash Used In Financing Activities	(18,758)	(5,259)
Net increase in cash and cash equivalents	202	3,328
Cash and cash equivalents at beginning of period	4,032	738
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$4,234	$4,066

Supplementary cash flow information:
Change in accrual for purchases of property, plant and equipment included in accounts payable	$145	$107

See accompanying notes to these unaudited condensed combined financial statements.

CHART CRYOBIOLOGICAL STORAGE

(A Component of the Distribution & Storage Western Hemisphere Segment of Chart Industries, Inc.)

CONDENSED COMBINED STATEMENTS OF CHANGES IN INVESTED EQUITY (UNAUDITED)

(Dollars in thousands)

	Chart Industries, Inc. Net Investment	Accumulated other comprehensive loss	Chart Invested Equity
Balance at December 31, 2019	$49,250	$(1,104)	$48,146
Net income	18,845	—	18,845
Other comprehensive income	—	582	582
Net change in Chart invested equity	(19,133)	—	(19,133)
Balance at September 30, 2020	$48,962	$(522)	$48,440

Balance at December 31, 2018	$46,819	$(785)	$46,034
Net income	19,026	—	19,026
Other comprehensive loss	—	(525)	(525)
Net change in Chart invested equity	(4,485)	—	(4,485)
Balance at September 30, 2019	$61,360	$(1,310)	$60,050

See accompanying notes to these unaudited condensed combined financial statements.

CHART CRYOBIOLOGICAL STORAGE

(A Component of the Distribution & Storage Western Hemisphere Segment of Chart Industries, Inc.)

NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS

(Dollars in thousands)

NOTE 1 — Basis of Presentation

Nature of Operations: Chart Industries, Inc. and its consolidated subsidiaries (herein referred to as the “Company,” “Chart,” “we,” “us,” or “our”) is a leading independent global manufacturer of highly engineered equipment servicing multiple applications in the Energy and Industrial Gas markets. The structure of our internal organization is divided into the following reportable segments, which are also our operating segments: Distribution and Storage Eastern Hemisphere, Distribution and Storage Western Hemisphere (“D&S West”), Energy & Chemicals Cryogenics, and Energy & Chemicals FinFans. The Chart Cryobiological Storage business (“Cryobiological Storage”) is a component of our D&S West segment which is a separate reportable segment of Chart and is not a separate stand-alone entity.

Cryobiological Storage includes cryobiological storage manufacturing and distribution operations in the U.S., Europe and Asia, which serve customers around the world with products that include vacuum insulated containment vessels for the storage of biological materials. The primary applications for cryobiological storage include medical laboratories, biotech/pharmaceutical research facilities, blood and tissue banks, veterinary laboratories, large-scale repositories, and artificial insemination, particularly in the beef and dairy industry.

Basis of Presentation: These unaudited condensed combined financial statements represent Cryobiological Storage’s global operations, and have been prepared on a stand-alone basis. The unaudited condensed combined financial statements are derived from Chart’s consolidated financial statements and accounting records, and reflect Cryobiological Storage’s financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).

The unaudited condensed combined financial statements reflect assets, liabilities, revenues and expenses directly attributable to Cryobiological Storage, as well as allocations deemed reasonable by its management to present the financial position, results of operations, changes in equity and cash flows of Cryobiological Storage on a stand-alone basis. These allocated expenses have been charged to Cryobiological Storage on the basis of direct usage, specific identification when identifiable, on a relative percentage of net sales or headcount. We consider the expense allocation methodology and results to be reasonable for all periods presented. The unaudited condensed combined financial statements may not necessarily reflect the financial position, results of operations, changes in equity and cash flows of Cryobiological Storage as if Cryobiological Storage had been a separate, stand-alone entity.

Chart uses a centralized approach for managing certain of its cash and financing operations with its segments and subsidiaries. Accordingly, a portion of Cryobiological Storage’s cash is transferred to Chart’s cash management accounts and therefore is not included in the unaudited condensed combined financial statements. Transfers of cash between Cryobiological Storage and Chart are included within “Net changes in Chart invested equity” on the condensed combined statements of cash flows and the condensed combined statements of changes in invested equity. Chart’s long-term debt and related interest expense have not been attributed to Cryobiological Storage for any of the periods presented because Chart’s borrowings are neither directly attributable to Cryobiological Storage nor is Cryobiological Storage the legal obligor of such borrowings.

Chart maintains a number of benefit and stock-based compensation programs in which our eligible employees participate. As such, Cryobiological Storage was charged a portion of the expenses associated with these programs. However, Cryobiological Storage’s condensed combined balance sheets include neither any Chart net benefit plan obligations nor Chart equity related to the share-based compensation programs.

Chart’s net investment balance represents the cumulative net investment in Cryobiological Storage by Chart through that date, including any prior net income or loss and allocations or other transactions with Chart. Certain current domestic and foreign income tax liabilities are deemed to be remitted in cash to Chart in the period the related income tax expense is recorded. All transactions between Chart and Cryobiological Storage were included in the unaudited condensed combined financial statements and are reflected in the condensed combined statements of cash flows as “Net changes in Chart invested equity” within financing activities.

Principles of Combination: The unaudited condensed combined financial statements include accounts of Cryobiological Storage. There were no entities in which Cryobiological Storage had a controlling voting interest or variable interest entities required to be consolidated in accordance with U.S. GAAP. Intercompany accounts and transactions among Cryobiological Storage entities have been eliminated.

CHART CRYOBIOLOGICAL STORAGE

(A Component of the Distribution & Storage Western Hemisphere Segment of Chart Industries, Inc.)

NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS — Continued

(Dollars in thousands)

Related Party Transactions: The caption “Chart invested equity” on the condensed combined balance sheets represent our net investment in Cryobiological Storage and is presented in lieu of stockholders’ equity. Non-trade intercompany receivable and payable transactions between Cryobiological Storage and Chart are accounted for through Chart invested equity. Additionally, other assets, liabilities, revenues and expenses recorded by us which have been allocated to Cryobiological Storage for purposes of the unaudited condensed combined financial statements have been reflected in Chart invested equity. There were no transactions, of a normal trading nature, for any of the periods presented.

Financing decisions are determined centrally by Chart’s treasury and finance operations. Our short and long-term debt has not been pushed down to the Cryobiological Storage unaudited condensed combined financial statements because it is not specifically identifiable to Cryobiological Storage.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires Cryobiological Storage management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. These estimates may also affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions. Furthermore, Cryobiological Storage considered the impact of the COVID-19 pandemic on the use of estimates and assumptions used for financial reporting and determined that there was no adverse material impact to its results of operations. While Cryobiological Storage’s production has been considered “essential” in all locations Cryobiological Storage operates in, Cryobiological Storage has experienced, and may again experience in the future, temporary facility closures while awaiting appropriate government approvals in certain jurisdictions. The COVID-19 outbreak could also disrupt Cryobiological Storage’s supply chain and materially adversely impact its ability to secure supplies for its facilities, which could materially adversely affect its operations. There may also be long-term effects on Cryobiological Storage’s customers in and the economies of affected countries. As a result of these uncertainties, actual results could differ from those estimates and assumptions. If the economy or markets in which Cryobiological Storage operates remain weak or deteriorate further, its business, financial condition and results of operations may be materially and adversely impacted.

NOTE 2 — Recently Adopted Accounting Standards

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Updates (“ASU”) 2018-13, “Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement.” This ASU adds, modifies and removes several disclosure requirements relative to the three levels of inputs used to measure fair value in accordance with Topic 820, “Fair Value Measurement.” This guidance is effective for fiscal years beginning after December 15, 2019, including interim periods within that fiscal year. Cryobiological Storage adopted this guidance effective January 1, 2020. The adoption of this guidance did not impact Cryobiological Storage’s financial position, results of operations or disclosures.

In June 2016, the FASB issued ASU 2016-13, “Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments” and subsequently issued additional guidance that modified ASU 2016-13. ASU 2016-13 and the subsequent modifications are identified as Accounting Standards Codification (“ASC”) 326. The standard requires an entity to change its accounting approach in determining impairment of certain financial instruments, including trade receivables, from an “incurred loss” to a “current expected credit loss” model. The standard is effective for fiscal years beginning after December 15, 2019, including interim periods within such fiscal years. Cryobiological Storage adopted this guidance effective January 1, 2020. The adoption of this guidance did not have a material impact on Cryobiological Storage’s financial position, results of operations or disclosures. Cryobiological Storage maintains an allowance for doubtful accounts to provide for the estimated amount of receivables that will not be collected. In addition, Cryobiological Storage estimates expected credit losses based on historical loss information then adjust the estimates based on current, reasonable and supportable forecast economic conditions.

CHART CRYOBIOLOGICAL STORAGE

(A Component of the Distribution & Storage Western Hemisphere Segment of Chart Industries, Inc.)

NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS — Continued

(Dollars in thousands)

NOTE 3 — Revenue

Disaggregation of Revenue

The following table represents a disaggregation of revenue by the geographic area destination of sales:

	Nine Months Ended September 30,
	2020	2019
North America	$30,798	$36,870
Asia	16,326	14,901
Europe	11,811	10,304
Latin America	594	514
Total	$59,529	$62,589

Contract Balances

Contract assets included accounts receivable, net of allowances were $8,931 and $11,394 as of September 30, 2020 and December 31, 2019, respectively. Customer advances were $286 and $77 as of September 30, 2020 and December 31, 2019, respectively.

Remaining Performance Obligations

Remaining performance obligations represent the transaction price of firm signed purchase orders or other written contractual commitments from customers for which work has not been performed, or is partially completed, and excludes unexercised contract options and potential orders. As of September 30, 2020, the estimated revenue expected to be recognized in the future related to remaining performance obligations was $11,999. Cryobiological Storage expects to recognize revenue on all of its remaining performance obligations over the next 12 months.

NOTE 4 — Inventories

The following table summarizes the components of inventory:

	September 30, 2020	December 31,2019
Raw materials and supplies	$8,238	$5,946
Work in process	284	237
Finished goods	3,117	2,990
Total inventories, net	$11,639	$9,173

The allowance for excess and obsolete inventory balance at September 30, 2020 and December 31, 2019 was $183 and $231, respectively.

CHART CRYOBIOLOGICAL STORAGE

(A Component of the Distribution & Storage Western Hemisphere Segment of Chart Industries, Inc.)

NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS — Continued

(Dollars in thousands)

NOTE 5 — Property, Plant and Equipment

The following table summarizes the components of property, plant and equipment:

	Estimated Useful Life	September 30, 2020	December 31, 2019
Land and buildings	20-35 years	$6,817	$6,686
Machinery and equipment	3-12 years	10,114	9,544
Computer equipment, furniture and fixtures	3-7 years	1,575	2,157
Right-of-use assets		12	67
Construction in process		98	430
Total property, plant and equipment, gross		18,616	18,884
Less: accumulated depreciation		(12,318)	(12,062)
Total property, plant and equipment, net		$6,298	$6,822

Depreciation expense was $755 and $830 for the nine months ended September 30, 2020 and 2019, respectively.

NOTE 6 — Leases

Cryobiological Storage incurred $138 and $194 of rental expense under operating leases for the nine months ended September 30, 2020 and 2019, respectively. As of September 30, 2020, operating ROU assets and lease liabilities were both $12 ($11 of which is classified as current liabilities). As of December 31, 2019, operating ROU assets and lease liabilities were both $38 ($32 of which is classified as current liabilities). Lease maturity dates range from January 2022 to June 2023. Cryobiological Storage has the right, but no obligation, to renew certain leases for various renewal terms. Future minimum lease payments for non-cancelable operating leases is not significant for any of the years in the lease terms.

NOTE 7 — Goodwill and Intangible Assets

Goodwill

The carrying amount of goodwill for Cryobiological Storage was $15,405 at both September 30, 2020 and December 31, 2019. There was no change in goodwill for the periods presented. Accumulated goodwill impairment loss for Cryobiological Storage was $82,549 at both September 30, 2020 and December 31, 2019.

Intangible Assets

The following table displays the gross carrying amount and accumulated amortization for finite-lived intangible assets and indefinite-lived intangible assets (exclusive of goodwill) (1):

		September 30, 2020		December 31, 2019
	Weighted-average Estimated Useful Life	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Finite-lived intangible assets:
Land use rights	50 years	$1,024	$(251)	$1,001	$(232)
Total finite-lived intangible assets	50 years	1,024	(251)	1,001	(232)
Indefinite-lived intangible assets:
Trademarks and trade names		5,940	—	5,940	—
Total intangible assets		$6,964	$(251)	$6,941	$(232)

(1)	Amounts include the impact of foreign currency translation. Fully amortized or impaired amounts are written off.

CHART CRYOBIOLOGICAL STORAGE

(A Component of the Distribution & Storage Western Hemisphere Segment of Chart Industries, Inc.)

NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS — Continued

(Dollars in thousands)

Amortization expense for intangible assets subject to amortization was $14 and $16 for nine months ended September 30, 2020 and 2019, respectively. Cryobiological Storage estimates amortization expense of $20 to be recognized during each of the next five years.

NOTE 8 — Product Warranties

Cryobiological Storage provides product warranties with varying terms and durations for the majority of its products. Cryobiological Storage estimates its warranty reserve by considering historical and projected warranty claims, historical and projected cost-per-claim, and knowledge of specific product issues that are outside its typical experience. Cryobiological Storage records warranty expense in cost of sales in the condensed combined statements of income. Product warranty claims not expected to occur within one year are included as part of other long-term liabilities in the condensed combined balance sheets.

The following table represents changes in Cryobiological Storage’s warranty reserve:

Balance at December 31, 2019	$225
Warranty expense	(429)
Warranty usage	414
Balance at September 30, 2020	$210

NOTE 9 — Income Taxes

Income tax expense of $5,003 and $4,046 for the nine months ended September 30, 2020 and 2019, respectively, represents taxes on both U.S. and foreign earnings at a combined effective income tax rate of 21.0% and 17.5%, respectively.

NOTE 10 — Employee Benefit Plans

Defined Contribution Savings Plan

Chart has a defined contribution savings plan that covers most of its U.S. employees for which eligible Business employees participate. Chart contributions to the plan are based on employee contributions, and include a match and discretionary contributions.

Expense allocations for this defined contribution savings plan was determined based on a review of personnel by business unit and are recorded in Cryobiological Storage’s condensed combined statements of income within cost of sales and SG&A expenses, as applicable. These costs are funded through intercompany transactions with Chart. Cryobiological Storage’s allocated expenses for the defined contribution savings plan were $161 and $360 for the nine months ended September 30, 2020 and 2019, respectively.

NOTE 11 — Share-based Compensation

Chart maintains share-based compensation plans in which Cryobiological Storage’s employees participate. On May 25, 2017, Chart held its annual meeting of stockholders. At the annual meeting, Chart’s stockholders approved the Chart Industries, Inc. 2017 Omnibus Equity Plan (the “2017 Omnibus Equity Plan”). As described in Chart’s definitive proxy statement for the annual meeting, Chart’s directors, officers and employees (including its principal executive officer, principal financial officer and other “named executive officers” and certain employees of the Business) are eligible to be granted stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), performance shares and common shares to employees and directors under the 2017 Omnibus Equity Plan.

Under the Amended and Restated 2009 Omnibus Equity Plan (“Omnibus Equity Plan”) which was originally approved by Chart shareholders in May 2009 and re-approved by Chart shareholders in May 2012 as amended and restated, the Parent may grant stock options, SARs, RSUs, restricted stock, performance shares, leveraged restricted shares, and common shares to employees and directors, including employees of the Business.

CHART CRYOBIOLOGICAL STORAGE

(A Component of the Distribution & Storage Western Hemisphere Segment of Chart Industries, Inc.)

NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS — Continued

(Dollars in thousands)

Total share-based compensation expense allocated to Cryobiological Storage related to awards issued under each plan was $207 and $231 for the nine months ended September 30, 2020 and 2019, respectively, and is included in SG&A expenses on the condensed combined statements of income. These amounts were based on the awards and terms previously granted to our employees by Chart, but may not reflect the equity awards or results that we would have experienced or expect to experience as a separate stand-alone company.

NOTE 12 — Commitments and Contingencies

Legal Proceedings

Stainless Steel Cryobiological Tank Legal Proceedings

During the second quarter of 2018, Chart was named in lawsuits (including lawsuits filed in the U.S. District Court for the Northern District of California) filed against Chart and other defendants with respect to the alleged failure of a stainless steel cryobiological storage tank (model MVE 808AF-GB) at the Pacific Fertility Center in San Francisco, California. Chart continues to evaluate the merits of such claims in light of the information available to date regarding use, maintenance and operation of the tank that was sold to the Pacific Fertility Center through an independent distributor and which has been out of Chart’s control for six years prior to the alleged failure. Accordingly, an accrual related to any damages that may result from the lawsuits has not been recorded because a potential loss is not currently probable or estimable.

Chart has asserted various defenses against the claims in the lawsuits, including a defense that since manufacture, Chart was not in any way involved with the installation, ongoing maintenance or monitoring of the tank or related fertility center cryogenic systems at any time since the initial delivery of the tank.

Chart is occasionally subject to various legal claims related to performance under contracts, product liability, taxes, employment matters, environmental matters, intellectual property, and other matters incidental to the normal course of its business. Based on Chart’s historical experience in litigating these claims, as well as its current assessment of the underlying merits of the claims and applicable insurance, if any, management believes that the final resolution of these matters will not have a material adverse effect on its financial position, liquidity, cash flows, or results of operations. Future developments may, however, result in resolution of these legal claims in a way that could have a material adverse effect.

NOTE 13 — Related Party Transactions

Cryobiological Storage’s unaudited condensed combined financial statements include certain expenses of Chart which were allocated to Cryobiological Storage for certain functions including insurance, legal, defined contribution savings plan, share-based compensation and building rent. The bases of allocation for the defined contribution savings plan and share-based compensation are discussed in the preceding paragraphs. Insurance was allocated primarily on a relative percentage of net sales, and legal expenses were allocated on a case-by-case basis. The total amount of these allocations from Chart was $589 and $1,168 for the nine months ended September 30, 2020 and 2019, respectively, and are included in cost of sales and SG&A expenses in the accompanying condensed combined statements of income. Furthermore, Chart charges Cryobiological Storage for a leased facility in Ball Ground, Georgia. The amount of this allocation was $359 and $345 for the nine months ended September 30, 2020 and 2019, respectively, and is included in cost of sales in the accompanying condensed combined statements of income. This lease, held by Chart, matures on October 31, 2026.

Cryobiological Storage considers the expense allocation methodology and results to be reasonable for all periods presented. However, these allocations may not be indicative of the actual expenses we would have incurred as a separate, stand-alone company or of the costs Cryobiological Storage will incur in the future.

Historically, Chart has provided financing, cash management and other treasury services to Cryobiological Storage. Cryobiological Storage’s cash balances are swept by Chart, and historically, Cryobiological Storage has received funding from Chart for most of its operating and investing cash needs. Cash transferred to and from Chart has historically been recorded as intercompany cash. Intercompany cash, receivables and payables with Chart are reflected within Chart Industries, Inc.’s Net Investment in the accompanying unaudited condensed combined financial statements.

CHART CRYOBIOLOGICAL STORAGE

(A Component of the Distribution & Storage Western Hemisphere Segment of Chart Industries, Inc.)

NOTES TO UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS — Continued

(Dollars in thousands)

NOTE 14 — Subsequent Events

In preparing the unaudited condensed combined financial statements, Cryobiological Storage has reviewed and considered all significant events occurring subsequent to September 30, 2020 and up until December 10, 2020, the date the unaudited condensed combined financial statements were available to be issued.